                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              -------------------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 23, 2000



                         PENNCORP FINANCIAL GROUP, INC.
               (Exact name of Registrant as specified in charter)



        DELAWARE                           1-11422              13-3543540
(State or other jurisdiction       (Commission file number)   (I.R.S. employer
    of incorporation)                                        identification no.)


                 C/O SOUTHWESTERN FINANCIAL SERVICES CORPORATION
                            717 NORTH HARWOOD STREET
                               DALLAS, TEXAS 75201
                    (Address of principal executive offices)

       Registrants' telephone number, including area code: (214) 954-7111


                              -------------------



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ITEM 5.  OTHER EVENTS.

         As previously reported, on February 7, 2000, PennCorp Financial Group, Inc. (the "Company") filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code in the Bankruptcy Court for the District of Delaware (the "Chapter 11 Case"). In connection with the Chapter 11 Case, on March 23, 2000 the Company's Board of Directors approved a recapitalization transaction (the "Recapitalization") proposed by Inverness/Phoenix Capital LLC and Vicuna Advisors, LLC, on behalf of the unofficial ad hoc committee of preferred stockholders, and Bernard Rapoport and John Sharpe as a "higher and better offer." On March 24, 2000, the selection of the Recapitalization by the Board of Directors was approved by the Delaware Bankruptcy Court. Accordingly, the Company issued a Press Release dated March 24, 2000 (the "Press Release") regarding the Recapitalization and the Bankruptcy Courts' approval thereof, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

         The descriptions of certain documents contained in the Press Release do not purport to be complete and are qualified in their entirety by reference to the documents filed as exhibits to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

10.1       -      Offer Letter dated as of March 15, 2000, by and among
                  Inverness/Phoenix Capital, LLC, Vicuna Advisors, LLC,
                  Bernard Rapoport, John Sharpe and PennCorp Financial Group,
                  Inc.

10.2       -      Offer Supplement Letter dated as of March 20, 2000, by and among Inverness/Phoenix Capital, LLC, Vicuna Advisors, LLC,
                  Bernard Rapoport, John Sharpe and PennCorp Financial Group,
                  Inc.

10.3       -      Equity Commitment Letter dated as of March 15, 2000, by
                  Bernard Rapoport.

10.4       -      Equity Commitment Letter dated as of March 15, 2000, by John
                  Sharpe.

10.5       -      Revised Standby Underwriting Commitment Letter dated as of
                  March 22, 2000, by and among Inverness/Phoenix Capital, LLC,
                  Vicuna Advisors, LLC and PennCorp Financial Group, Inc.

10.6       -      Amended and Restated Escrow Agreement dated as of March 21,
                  2000, by and among and among Inverness/Phoenix Capital, LLC, Vicuna

                                       2

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                  Advisors, LLC, PennCorp Financial Group, Inc.,
                  Bernard Rapoport, John Sharpe and Citibank N.A., as the escrow agent.

10.7       -      Lock-Up Agreement dated as of March 15, 2000, by and between
                  PennCorp Financial Group, Inc. and certain preferred stockholders listed therein.

99.1       -      Press Release dated as of March 24, 2000

99.2       -      Letter dated as of March 21, 2000, by ING (U.S.) Capital LLC and ING Barings LLC



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PENNCORP FINANCIAL GROUP, INC.




Date:  March 30, 2000                      By: /s/ Scott D. Silverman
                                               --------------------------------
                                               Scott D. Silverman
                                               Executive Vice President, Chief
                                               Administrative Officer and
                                               General Counsel




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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER                        DESCRIPTION
-------                       -----------
  10.1     -      Offer Letter dated as of March 15, 2000, by and among
                  Inverness/Phoenix Capital, LLC, Vicuna Advisors, LLC,
                  Bernard Rapoport, John Sharpe and PennCorp Financial Group,
                  Inc.

  10.2     -      Offer Supplement Letter dated as of March 20, 2000, by and among Inverness/Phoenix Capital, LLC, Vicuna Advisors, LLC,
                  Bernard Rapoport, John Sharpe and PennCorp Financial Group,
                  Inc.

  10.3     -      Equity Commitment Letter dated as of March 15, 2000, by Benard
                  Rapoport.

  10.4     -      Equity Commitment Letter dated as of March 15, 2000, by John
                  Sharpe.

  10.5     -      Revised Standby Underwriting Commitment Letter dated as of
                  March, 22, 2000, by and among Inverness/Phoenix Capital, LLC,
                  Vicuna Advisors, LLC and PennCorp Financial Group, Inc.

  10.6     -      Amended and Restated Escrow Agreement dated as of March 21,
                  2000, by and among and among Inverness/Phoenix Capital, LLC,
                  Vicuna Advisors, LLC and PennCorp Financial Group, Inc.,
                  Bernard Rapoport, John Sharpe and Citibank N.A., as the escrow agent.

  10.7     -      Lock-Up Agreement dated as of March 15, 2000, by and between
                  PennCorp Financial Group, Inc. and certain preferred
                  stockholders listed therein.

  99.1     -      Press Release dated March 24, 2000

  99.2     -      Letter dated as of March 21, 2000, by ING (U.S.) Capital LLC and ING Barings LLC